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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.

                          SCHEDULE 14A INFORMATION


        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[X]    Soliciting Material Pursuant to Rule 14a-12

                            EL PASO CORPORATION
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              (Name of Registrant as Specified in its Charter)

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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

[EL PASO LOGO]

                             INVESTOR MEETINGS
                               APRIL 15, 2003

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, the successful implementation of the 2003 business plan; the successful implementation of the settlement related to the western energy crisis; actions by credit rating agencies; the successful close of financing transactions including, an extension of our bank facilities; our ability to attract and retain qualified members of the Board of Directors and senior management; our ability to divest of certain non-core assets; material and adverse impacts from our proxy contest with Selim Zilkha/Oscar Wyatt; changes in commodity prices for oil, natural gas, and power; general economic and weather conditions in geographic regions or markets served by El Paso Corporation and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise.

ADDITIONAL IMPORTANT INFORMATION

On April 9, 2003, El Paso Corporation filed a preliminary proxy statement relating to its 2003 annual meeting with the Securities and Exchange Commission. Prior to the annual meeting, El Paso will furnish a definitive proxy statement to its shareholders, together with a WHITE proxy card. Shareholders are strongly advised to read El Paso's proxy statement as it contains important information.

Shareholders may obtain a copy of El Paso's preliminary proxy statement, any amendments or supplements to the proxy statement and any other documents filed by El Paso with the Securities and Exchange Commission for free at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the preliminary proxy statement and any amendments and supplements are available for free at El Paso's Internet Web site at www.elpaso.com or by writing to El Paso Corporation, Investor Relations, P.O. Box 2511, Houston, TX 77252. In addition, copies of El Paso's proxy materials may be requested by contacting El Paso's proxy solicitor, MacKenzie Partners, Inc. at (800) 322-2885 Toll-Free or by email at proxy@mackenziepartners.com.

To the extent that individual customers, independent industry researchers, financial analysts, or El Paso commissioned research, are quoted in this document, it is El Paso's policy to use reasonable efforts to verify the source and accuracy of the quote. El Paso has not, however, sought or obtained the consent of the quoted source to the use of such quote as proxy soliciting material. This document may contain expressions of opinion and belief. Except as otherwise expressly attributed to another individual or entity, these opinions and beliefs are the opinions and beliefs of El Paso.

Information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of El Paso's shareholders is contained in El Paso's preliminary proxy statement.

                        El Paso has made significant
                        progress on its operational
                            and financial plan

PROGRESS TO DATE

o Completed or signed asset sales of more than $1.7 billion; more than 50% of the company's goal of $3.4 billion for 2003

o    Substantially reduced capex to $2.6 billion; 35% decrease from 2002

o    Sold our European natural gas trading book

o    Completed $1.9 billion of financings

o Reached an agreement in principle resolving the principal litigation and claims relating to the sale or delivery of natural gas and/or electricity in the Western U.S.

NEXT STEPS

o The Board of Directors has formed a long-range planning committee to ensure that El Paso maximizes all opportunities inherent in its core businesses

o Undertaking top-to-bottom analysis to achieve substantial further cost reductions and design most cost-efficient structure possible for our businesses

o Targeting at least $250 MM of additional pre-tax cost savings and business improvements beyond $150 MM previously announced by the end of 2004

FINANCIAL PROGRESS

o Refinanced both the Clydesdale and Trinity River preferred interests of consolidated subsidiaries and restructured the related cash restrictions

o Issued $700 MM in senior unsecured notes at Southern Natural Gas Company and ANR Pipeline Company

o Issued $1.2 billion 2-year term loan secured by certain of the company's natural gas and oil properties

o    Repaid the $1 billion Limestone Notes in March

PRODUCTION

                       El Paso Production Company is
                   the industry leader in deep drilling.
 In 2002, El Paso was the most active driller in the United States. Its three core areas are south Texas and the Texas coastal plains,
               the deep shelf play in the Gulf of Mexico, and
                        coalbed methane development.
  El Paso possesses one of the industry's largest inventories of drilling prospects

SOUTH TEXAS DRILLING INVENTORY CONTINUES TO EXPAND

[MAP DEPICTING DRILLING LOCATIONS]

Pueblo
Proved:     80 Bcfe
Probable:   70 Bcfe

North Monte Christo
Original:   550 Bcfe
Current:  1,416 Bcfe
Probable:   300 Bcfe

South East McCook
Proved:     51 Bcfe
Probable:   30 Bcfe

Samano
Proved:    134 Bcfe
Probable:   50 Bcfe

Stratton
Proved:   47 Bcfe
Probable: 60 Bcfe

Santa Fe Ranch
Proved:     250 Bcfe
Probable:   50 Bcfe

Jeffress Field
Original:   600 Bcfe
Current:  1,400 Bcfe
Probable:   200 Bcfe

Trend Totals
Proved:       3,378 Bcfe
Probable:       750 Bcfe
   Total:     4,128 Bcfe

A NEW SOUTH TEXAS VICKSBURG
TREND IS EMERGING

[MAP DEPICTING PROPOSED LOCATIONS]

Jarita Lake
265 Bcfe Potential

Los Indios
325 Bcfe Potential

Sal del Rey
480 Bcfe Potential

North Monte Christo
500 Bcfe Potential

Callo de Grullo
150 Bcfe Potential

May
100 Bcfe Potential
15,400', 262' Pay

Anschutz/Yturria
New Well 7 MMcf/d
40 Bcfe Potential

Mesa del Ray
200 Bcfe Potential

Cascabel
265 Bcfe Potential
Discovery at 16,500'
Drilling to 22,000'

UPPER GULF COAST
WILCOX DISCOVERIES

[MAP DEPICTING UPPER GULF COAST WILCOX DISCOVERIES]

Trend Total
Proved: 309 Bcfe
Probable: 501 Bcfe
Total: 810 Bcfe

Ryan/SW Speaks
Proved: 30 Bcfe
Probable: 141 Bcfe
Deepest well
in Lavaca Co.--19,375'
Completing at 18,900'

Hope
Proved: 19 Bcfe
Probable: 68 Bcfe

McCaskill
Proved: 24 Bcfe
Probable: 200 Bcfe

Dry Hollow
Proved: 125 Bcfe
Probable: 72 Bcfe

Southwest Bonus
Proved: 111 Bcfe
Probable: 20 Bcfe

DEEP SHELF GULF OF MEXICO (BELOW 15,000') 60 PROSPECTS IN INVENTORY

[MAP DEPICTING DEEP SHELF GULF OF MEXICO (BELOW 15,000')]


o    67% success rate since 2000

o    Average IP 42.4 MMcf/d and 2,749 Bbl/d

o    Average reserves/well 33.3 Bcfe

RECENT DEEP SHELF DISCOVERIES

[GRAPHIC OMITTED]

                                                 Depth            Net Pay
                                                ------            -------

EC 81                                           14,398'               63'
    Testing 18.0 MMcf/d;
         500 Bc/d at 5,500 psi

Browning (HI 115)                               19,800'               85'
    Drilling to 22,000'

Blue Devils (ST 212)                            17,116'               78'
    Estimated capacity 80 MMcf/d

Jim Bob Mountain                                20,090'              113'
    Restricted test 14.5 MMcf/d;
         1,250 Bc/d at 13,670 psi

    Estimated capacity 60 MMcf/d

EPPC IS DEVELOPING A NEW DEEP
PLAY IN BRITISH COLUMBIA: BUBBLES

[MAP DEPICTING NEW DEEP PLAY IN BRITISH COLUMBIA]

225,000 net acres
under lease

CANADIAN DRILLING ACTIVITY


Prospect                                                                     Net Pay
---------------------------------------------------------------------------------------
o     Bubbles area
        o     d-47-a: Producing 25 MMcf/d at 2,800 psi.                      140'
              Limited by plant capacity; estimated deliverability 40 MMcf/d
        o     c-40-a: Prep to test. Estimated deliverability 50 MMcf/d       160'
        o     b-29-a: Prep to test. Estimated deliverability 5 Mmcf/d         20'

o     Sundown
        o     d-85-g: Tested 10 MMcf/d at 1,300 psi. Waiting on pipeline      20'
        o     c-83-g: Tested 20 MMcf/d at 1,300 psi. Waiting on pipeline      25'
        o     c-86-g: Tested 5 MMcf/d at 1,300 psi. Waiting on pipeline       15'

o     Lynx
        o     4-2-61-9W6: Tested 15 MMcf/d at 2,200 psi. Waiting on pipeline  30'

Anticipated maximum capacity at year-end 2003                                145 MMcf/d


PIPELINE GROUP

                     EL PASO HAS NORTH AMERICA'S LEADING
NATURAL GAS FRANCHISE WITH THE STRONGEST GROUP OF INTERSTATE PIPELINE ASSETS.
 THE PIPELINE GROUP IS POSITIONED FOR CONTINUED STRONG PERFORMANCE AND GROWTH
      THROUGH INCREASED CONNECTIVITY, STRATEGIC PIPELINE EXPANSIONS, AND
                 FINANCIALLY DISCIPLINED AND SAFE OPERATIONS

NORTH AMERICA'S
PREMIER PIPELINE FRANCHISE

[MAP DEPICTING EL PASO PIPELINE SYSTEMS]

                               Great Lakes Gas
                              Transmission (50%)
                              2,100 miles; 3 Bcf

                                   Colorado
                                Interstate Gas
                              5,200 miles; 5 Bcf

                                   El Paso
                                 Natural Gas
                             10,400 miles; 5 Bcf

                                     ANR
                                   Pipeline
                             10,600 miles; 6 Bcf

                             Portland Natural Gas
                              Transmission (30%)
                              300 miles; .2 Bcf

                                Tennessee Gas
                                   Pipeline
                             14,200 miles; 6 Bcf

                               Elba Island LNG
                                    4 Bcf

                                   Southern
                                 Natural Gas
                              8,200 miles; 3 Bcf

                                 Florida Gas
                              Transmission (50%)
                              4,800 miles; 2 Bcf

STRONG SYSTEM FUNDAMENTALS

o     Leading assets
        -     Strongest group of pipeline assets
        -     Premier markets and supply access

o     Outstanding performance
        -     Safe, efficient, reliable, and environmentally-sound operations
        - SNG, Elba Island, FGT, PNGTS, GLGT, CIG, WIC, and Mojave essentially fully contracted at or near full tariff rates
        - EPNG essentially fully contracted at or near full tariff rates prior to Enron bankruptcy and capacity re-allocation
        -     Successful re-contracting on Tennessee Gas Pipeline and
              ANR Pipeline

o     Value
        -     Favorable macro trends
        -     Growth opportunities

VALUE DRIVERS

o     Customer relations
o     Connectivity
o     Weather
o     Cost control

STRATEGIES

o     New connections to growing markets
        -     New England
        -     New York
        -     Mexico
        -     Alabama
        -     Georgia
        -     South Carolina
        -     Ohio
        -     Florida

o     Supply connectivity
        -     Connection to new sources
                o    Targeted deep water hubs
                o    Northern Rocky Mountains
                o    Bahama LNG
                o    Elba Island LNG
                o    Scotian Shelf-Blue Atlantic
                o    Arctic gas "B to C"

        -     New connections to traditional sources
                o     Gulf of Mexico
                o     Canadian sources

MAJOR EXPANSION OPPORTUNITIES

[MAP DEPICTING PIPELINE EXPANSION OPPORTUNITIES]

CIG Cheyenne
Plains Expansion
August 2005
540 MMcf/d

CIG Medicine Bow
Expansion
April 2004
205 MMcf/d

EPNG Line 2000
Power Up
July 2004
320 MMcf/d

TGP South Texas
Expansion
(Rio Bravo)
September 2003
320 MMcf/d

Seafarer Pipeline
2005/2006 phased-in
1,000 MMcf/d

SNG Elba Island
Expansion
March 2006
3.5 Bcf

SNG South
System I & II
2002/2004 phased-in
666 MMcf/d

TGP Northeast
ConneXion
November 2005
150 MMcf/d

ANR Westleg Expansion
November 2004
220 MMcf/d

                                  SUMMARY

SUMMARY

o     El Paso's outlook is steadily improving
        -     Asset sale program on schedule
        -     Significant financing milestones achieved
        -     Liquidity much improved
        -     Core businesses performing well
o     Longer-term, natural gas fundamentals are compelling
        - El Paso's pipelines will benefit from push for infrastructure development
        - Production company's deep drilling expertise delivering excellent results; successful technology transfers to new areas
        - EPN will be a major participant in Gulf of Mexico infrastructure development
o     El Paso is committed to increasing shareholder value

                               PROXY CONTEST

EL PASO IS NOMINATING A STRONG BOARD

o Process designed to ensure continuity while effecting measured change in composition of our Board of Directors

o Added four directors with outstanding backgrounds and substantial management expertise in the energy industry

o Combined expertise of our nominees and the mix of new directors with directors with detailed knowledge of El Paso will create a Board of Directors that is particularly well equipped to help us achieve our long-term goals

o Three directors are not standing for re-election: Messrs. Allumbaugh, Gibbons, and Wise

o    All but one of our nominees are independent

EL PASO IS NOMINATING A STRONG BOARD

o 11 of our nominees have substantial experience serving on public company boards

o 5 have extensive management and operating experience in the energy industry

o    4 are prior Coastal board members and 2 are prior Sonat board members

o 4 hold or have held the position of Chairman, President, or CEO of a NYSE company

o El Paso's board nominees have operating experience at more than a dozen energy companies, including Conoco, CONSOL, Lone Star Gas, Ocean Energy, Phillips, Shell, Sonat, Texaco, Transocean, Union Texas Petroleum, and United Meridian

CORPORATE GOVERNANCE

                        El Paso's corporate governance
                         policies meet or exceed all
                       requirements of Sarbanes-Oxley,
                          SEC, and NYSE regulations

BOARD OF DIRECTORS

o All of the company's non-management Directors (11 out of 12 nominees) meet NYSE independence standards

o El Paso Directors cannot serve on the boards of more than 4 other public companies

o Directors are required to attend a full day program of continuing board education at least once every 2 years

o Company has a mandatory age limit that precludes Directors standing for re-election in the year following their 73rd birthday

o El Paso has adopted minimum stock ownership requirements for Directors and executive officers

LEAD DIRECTOR

o Since September 2002, El Paso has had a Lead Director to lead executive sessions of the Board of Directors

o The Board of Directors regularly meets in executive session without any member of management present--John Bissell recently named as Lead Director Committees

COMMITTEES

o Audit committee consists solely of Directors who meet the heightened audit committee independence requirements and NYSE's financial literacy standards, and includes a "financial expert"

o Audit Committee members cannot serve on more than two other public company audit committees

o Company's compensation and governance committees consist solely of independent Directors

o Compensation committee now consists of Bissell and Wyatt plus new Directors Whitmire, Dunlap, and Talbert

o    Each committee is authorized to engage its own advisors and counsel

o Company's corporate governance guidelines and the committee charters are publicly available

PRO SHAREHOLDER TAKEOVER  PROFILE

o    No staggered Board of Directors

o    No rights plan or "poison pill"

o El Paso proposes to eliminate its "Fair Price" supermajority charter provision at this year's annual meeting

ZILKHA/WYATT PROXY CONTEST

                EL PASO SOUGHT TO AVOID THIS PROXY CONTEST:

o Consistently sought to engage Mr. Zilkha in dialogues to address his concerns, including meetings with him and his advisors

o Offered Mr. Zilkha the opportunity to submit candidates for nomination to the Board of Directors

o Despite these efforts, Mr. Zilkha rejected the company's proposals and chose to launch the Zilkha/Wyatt proxy campaign

ZILKHA/WYATT PROXY CONTEST

                      Mr. Zilkha is not focused on the
                              Company's future

o Criticized strategic decisions which he supported while serving as a director or advisory director of the Company

o During Zilkha's service as a director or advisory director from October 1999 until June 2002, Zilkha did not vote against, or dissent from, any board decision

o Voluntarily chose to relinquish his role as an advisory director to be free from limitations on his personal sales of El Paso stock

ZILKHA/WYATT PROXY CONTEST

o Zilkha/Wyatt have not provided a business plan upon which to elect their nominees

o Zilkha has admitted he does not have the information to develop a detailed business plan or strategy, and that it would be "inappropriate'' for him to do so

o Zilkha/Wyatt have proposed the unconventional step of having a committee of 4 of their nominees run El Paso on a day-to-day basis until a CEO is hired

ZILKHA/WYATT PROXY CONTEST

 El Paso believes the interests of Oscar Wyatt conflict with the interests of the company's shareholders

o Oscar Wyatt is working closely with Mr. Zilkha and sharing the costs of the proxy contest
o Mr. Wyatt is the lead plaintiff in a shareholder suit against El Paso
o Mr. Wyatt is the defendant in a lawsuit brought by El Paso resulting from his default on payment of a company loan guarantee in the amount of $2.5 MM plus interest
o He has formed an energy company, NuCoastal, which has attempted to acquire assets that compete with
      El Paso, including Enron's Transwestern pipeline;
      Mr. Wyatt has also bid on El Paso assets

CONCLUSION

o El Paso's Board of Directors and management are strong and have made excellent progress

o Current business plan is on track and we are focused on delivering substantial shareholder value

o    Zilkha/Wyatt have offered no alternative business plan

o    We believe that shareholders should reject the Zilkha/Wyatt proposal

BOARD NOMINEES

John M. Bissell                   Chairman of the Board, BISSELL
Lead Director                     Inc. Grand Rapids, MI: Floor
Director since: 2001              Care, Appliance and Detergent manufacturer
Member: Audit and Compensation    Previously: Director of The Coastal
Committees                        Corporation (1985-2000); Director of American
Age: 72                           Natural Resources Company, (1983-1996)

JUAN CARLOS BRANIFF               Vice Chairman, Grupo Financiero BBVA
                                  Bancomer Mexico City, Mexico: Commercial
Director since: 1997              Banking Institution
Chairman: Audit Committee
Member: Finance Committee         Member of Board of Directors of Fomento
Age: 45                           Economico Mexicano, S.A. de C.V. and Coca
                                  Cola FEMSA, S.A. de C.V.

                                  Previously: Grupo Financiero BBVA
                                  Bancomer Deputy Chief Executive Officer
                                  of Retail Banking (1994-1999), Executive
                                  Vice President of Capital Investments and
                                  Mortgage Banking (1991-1994)

















JAMES L. DUNLAP                   Member of Board of Directors of
Director since: April 2003        Massachusetts Mutual Life Insurance
Member: Compensation and          Company
Governance Committees
Age: 65                           Previously: Vice Chairman, President and
                                  Chief Operating Officer of Ocean
                                  Energy/United Meridian Corporation
                                  (1996-1999), Senior Vice President of
                                  Texaco Inc. (1994-1996), President of
                                  Texaco U.S.A. (1987-1994), President and
                                  Chief Executive Officer of Texaco Canada
                                  Inc. (1984-1986), Vice Chairman of Texaco
                                  Ltd, London (1982-1983)

ROBERT W. GOLDMAN                 Business Consultant

Director since: February 2003     Previously: Senior Vice President,
Chairman: Finance Committee       Finance and Chief Financial Officer of
Member: Audit Committee           Conoco Inc. (1998-2002) and Vice
Age: 60                           President, Finance (1991-1998); Held
                                  various executive positions with Conoco
                                  Inc. and E.I. Du Pont de Nemours & Co.,
                                  Inc.; Vice President and Controller of
                                  Conoco Inc. and Chairman of the
                                  Accounting Committee of the American
                                  Petroleum Institute


ANTHONY W. HALL, JR.              City Attorney, City of Houston, Texas

Director since: 2001              Previously: Director of The Coastal
Member: Governance and Finance    Corporation (1999-2001) Partner in the
Committees                        Houston law firm of Jackson Walker, LLP
Age: 58

RONALD L. KUEHN, JR.              Chairman of the Board and Chief Executive
                                  Officer, El Paso Corporation Houston, TX:
Director since: 1999              Diversified Energy Company
Age: 68
                                  Member of Board of Directors of AmSouth
                                  Bancorporation, Praxair, Inc. and The Dun
                                  & Bradstreet Corporation

                                  Previously: Lead Director of El Paso
                                  (2002-2003); Non-executive Chairman of
                                  the Board of El Paso (1999-2000);
                                  President and CEO of Sonat Inc.
                                  (1984-1999); Chairman of the Board of
                                  Sonat Inc. (1986-1999)

J. CARLETON MACNEIL, JR.          Financial Consultant, securities
                                  brokerage and investments
Director since: 2001
Member: Audit and Governance      Previously: Director of The Coastal
Age: 68                           Committees Corporation (1997-2001); Director
                                  of American Natural Resources Company
                                  (1993-1996)

THOMAS R. MCDADE                  Senior Partner, McDade Fogler Maines,
                                  L.L.P. Houston, TX: Law Firm
Director since: 2001
Member: Finance Committee         Previously: Director of The Coastal
Age: 70                           Corporation (1993-2001); Director of
                                  Equity Corporation International; Senior
                                  Partner with the law firm Fulbright &
                                  Jaworski

J. MICHAEL TALBERT                Chairman of the Board, Transocean Inc.
                                  Houston, TX: Offshore Drilling Company
Director since: April 2003
Member: Compensation and Finance  Member of Board of Directors of
Committees                        Transocean Inc. (since 1994)
Age: 56
                                  Previously: CEO of Transocean Inc. and
                                  its predecessor companies (1994-2002);
                                  President and CEO of Lone Star Gas
                                  Company (1990-1994); President of Texas
                                  Oil & Gas Company (1987 to 1990); Various positions at Shell Oil Company (1970-
                                  1982); Formerly Chairman of the National
                                  Ocean Industries Association

MALCOLM WALLOP                    Chairman, Western Strategy Group
                                  Arlington, VA: Consulting Group
Director since: 1995
Chairman: Governance Committee    President, Frontiers of Freedom
Member: Audit Committee           Foundation, Arlington, VA: Political
Age: 70                           Foundation

                                  Member of Board of Directors of Hubbell
                                  Inc. and Sheridan State Bank

                                  Previously: Member of the United States
                                  Senate for 18 years

JOHN WHITMIRE                     Chairman of the Board, CONSOL Energy,
                                  Inc. Pittsburgh, PA: Multifuel Energy
Director since: March 2003        Provider and Energy Service Provider
Member: Compensation Committee
Age : 62                          Member of Board of Directors of
                                  GlobalSantaFe

                                  Previously: Chairman and CEO of Union
                                  Texas Petroleum Holdings, Inc.
                                  (1996-1998); More than 30 years serving
                                  Phillips Petroleum Company in various
                                  positions including Executive Vice
                                  President of Worldwide E&P (1992-1996)
                                  and Vice President of North American E&P
                                  (1988-1992); Member of the Phillips
                                  Petroleum Company Board of Directors
                                  (1994-1996)

JOE B. WYATT                      Chancellor Emeritus, Vanderbilt
                                  University Nashville, TN: Higher
Director since: 1999              Education

Chairman: Compensation Committee  Member of the Board of Directors of
Member: Governance Committee      Ingram Micro, Inc. and Hercules, Inc.,
Age: 67                           Chairman of the Board for the University
                                  Research Association, Inc. and New
                                  American Schools, Inc.

                                  Principal of the Washington Advisory
                                  Group, LLC of Washington, D.C.

                                  Previously: Chancellor, Chief Executive
                                  Officer and Trustee of Vanderbilt
                                  University for more than 18 years;
                                  Director of Sonat Inc. (1984-1999)